Supplement to the John Hancock Declaration Trust Prospectus
                  Dated May 1, 1998 as revised October 21, 1998


John Hancock V.A. Sovereign Investors Fund

The trustees of John Hancock V.A. Sovereign Investors Fund approved the termination of the fund's subadviser, John Hancock Sovereign Asset Management Corporation, as of December 31, 1998.

This termination will not change the fund's present portfolio management team lead by John F. Snyder III and Barry H. Evans, CFA. Mr. Snyder and Mr. Evans are presently officers of John Hancock Advisers, Inc. (the "Adviser"), and the rest of the team will become employees of the Adviser on January 1, 1999.

John Hancock V.A. Strategic Income Fund

Frederick L. Cavanaugh, Jr. and Arthur N. Calavritinos have led the fund's portfolio management team since the fund's inception. Mr. Cavanaugh, senior vice president, has been in the investment business since 1975 and joined the Adviser in 1986. Mr. Calavritinos, vice president, has been in the investment business since 1987 and joined the Adviser in 1988.


January 14, 1999

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